PLEDGE AGREEMENT THIS PLEDGE AGREEMENT (as the same may be modified, amended, restated, supplemented or replaced from time to time, the “Agreement”), dated as of November 18, 2021 is made by TRB Avondale LLC and TRB Woodlands LLC, each a Delaware limited liability company having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (collectively, “Pledgor”), in favor of VNB New York, LLC, a New York limited liability company having an office at 1 Penn Plaza, Suite 4625, New York, New York 10119 (“Lender”). W I T N E S S E T H: WHEREAS, BRT Apartments Corp. (“Borrower”) has entered into that certain Loan Agreement (as the same may be modified, amended, supplemented or replaced from time to time, the “Loan Agreement”) dated November 18, 2021, with Lender in which Lender has agreed to make Revolving Credit Loans (as defined in the Loan Agreement) to Borrower (“Loans”); WHEREAS, The Loan Agreement requires that Pledgor shall have executed and delivered this Agreement to Lender pursuant to Section 3.01 and 5.01 of the Loan Agreement. WHEREAS, Each Pledgor is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by certain corporations as specified on Schedule I attached hereto and incorporated herein by reference (collectively, the “Issuers”) and (b) the Pledged Partnership/LLC Interests (as hereinafter defined) in the partnerships and limited liability companies listed on Schedule I hereto (collectively, the “Partnerships/LLCs”). NOW, THEREFORE, in consideration of the foregoing premises and in order to induce the Lender to enter into the Loan Agreement and to make the Loans and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Pledgor hereby agrees with Lender as follows: 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings: “Code” means the Uniform Commercial Code as in effect in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection. “Collateral” means the Stock Collateral and the Partnership/LLC Collateral. Exhibit 10.3

2 “Partnership/LLC Collateral” means all of the Pledged Partnership/LLC Interests and all Proceeds therefrom. “Pledged Partnership/LLC Interests” means the entire partnership or membership interest in each Partnership/LLC listed on Schedule I hereto, together with any future partnership or membership interests that Pledgor agrees to pledge to Lender in Section 3.01 and 5.01 of the Loan Agreement, including, without limitation, the Partnership/LLCs’ capital accounts, their interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships/LLCs, their interest in all distributions made or to be made by the Partnerships/LLCs to Pledgor and all of the other economic rights, titles and interests of Pledgor as a partner or member of the Partnerships/LLCs, whether set forth in the partnership agreement or membership agreement of the Partnerships/LLCs, by separate agreement or otherwise. “Pledged Stock” means the shares of capital stock of each Issuer listed on Schedule I hereto, together with any future shares of capital stock that Pledgor agrees to pledge to Lender in Section 3.01 and 5.01 of the Loan Agreement, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to Pledgor while this Agreement is in effect. “Proceeds” means all “proceeds” as such term is defined in Section 9- 102(a)(64) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and the Pledged Partnership/LLC Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto. “Stock Collateral” means the Pledged Stock and all Proceeds therefrom. 2. Pledge and Grant of Security Interest. Each Pledgor, as applicable, hereby delivers to Lender, all certificates representing one or more shares of the Pledged Stock and Pledged Partnership/LLC Interests and hereby grants to Lender, a first priority security interest in the Pledged Stock and Pledged Partnership/LLC Interests along with the Proceeds of such Pledged Stock and Pledged Partnership/LLC Interests, as collateral security for the Obligations due and owing to Lender under the Loan Documents. 3. Equity Powers. Concurrently with the delivery to Lender of each certificate representing one or more shares of Pledged Stock and any certificate representing any Pledged Partnership/LLC Interests, each Pledgor, as applicable, shall deliver an undated equity power covering such certificate, duly executed in blank by the Issuers and Partnership/LLCs with, if Lender so requests, signature guaranteed. 4. Representations and Warranties. To induce the Lender to accept the security contemplated hereby, each Pledgor hereby represents and warrants that:

3 (a) Pledgor has the corporate power, authority and legal right to execute and deliver, to perform its obligations under, and to grant a security interest in the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement; (b) this Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies; (c) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or contractual obligation of Pledgor, will not result in the creation or imposition of any Lien on any of the properties or the revenues of Pledgor pursuant to any applicable law or contractual obligation, except as contemplated hereby and by the Loan Agreement or conflict with the charter, bylaws or comparable organizational document of Pledgor; (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Pledgor or any Issuer or any partner or member of any Partnership/LLC), is required in connection with the execution, delivery, performance, validity or enforceability against Pledgor of this Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Pledged Partnership/LLC Interests by laws affecting the offering and sale of securities generally, and (ii) filings under the Uniform Commercial Code; (e) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of Pledgor, threatened by or against Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby; (f) except as otherwise indicated on Schedule I, the shares of Pledged Stock listed on Schedule I constitute a percentage of the issued and outstanding shares of all classes of the capital stock of each Issuer, as applicable, Schedule I accurately reflects Pledgor’s Pledged Partnership/LLC Interest in each of the Partnerships/LLCs and the Pledged Partnership/LLC Interests pledged by Pledgor constitute a percentage of the outstanding ownership interests in which Pledgor has any right, title or interest in each Partnership/LLC; (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable and all of the Pledged Partnership/LLC Interests have been duly and validly issued; (h) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and Pledged Partnership/LLC Interests listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person,

4 except the Lien created by this Agreement or otherwise permitted by the Loan Agreement; (i) the jurisdiction in which Pledgor is located for purposes of Sections 9-307, 9-301 and Section 9-501(a)(2) of the Code is Delaware; (j) upon delivery to Lender of the stock certificates evidencing the Pledged Stock, together with undated equity powers and Partnership/LLC certificates and the filing of Form UCC-1 Financing Statements in the State of Delaware, the security interest granted pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any of the Collateral from Pledgor; (k) Pledgor has delivered to the Lenders true and complete copies of the partnership agreements and operating agreements, as applicable, for each of the Partnerships/LLCs, which partnership agreements and operating agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Lender in writing. 5. Certain Covenants. Each Pledgor covenants and agrees with Lenders that, from and after the date of this Agreement until the Obligations are paid in full and the Commitment is terminated: (a) Pledgor agrees that as a partner or member in the Partnerships/LLCs, as the case may be, it will abide by, perform and discharge each and every obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under the terms of the partnership agreements and operating agreements, as applicable, of the Partnerships/LLCs, at no cost or expense to the Lender. (b) Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock or other equity certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, Pledgor shall accept the same as the agent of Lender, hold the same in trust for Lender, for the benefit of Lender and deliver the same forthwith to Lender in the exact form received, duly indorsed by Pledgor to Lender if required, together with an undated equity power covering such certificate duly executed in blank by Pledgor and with, if Lender so requests, signature guaranteed, to be held by Lender, subject to the terms hereof, as additional collateral security for the Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer or Partnership/LLC shall be held by Lender as additional collateral security for the Obligations. (c) Without the prior written consent of Lender, Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer or Partnership/LLC to issue any stock, partnership interests, limited liability company interests or other equity securities

5 of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of such Issuer or Partnership/LLC, (ii) accept a surrender of any partnership agreement or operating agreement of any of the Partnerships/LLCs or waive any breach of or default under any partnership agreement or operating agreement of any of the Partnerships/LLCs by any other party thereto, (iii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iv) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement or otherwise permitted by the Loan Agreement. Pledgor will defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever. (d) At any time and from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement. (e) Pledgor agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement. 6. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing, and except as set forth herein, Pledgor shall be permitted to receive all cash dividends and shareholder, partnership and membership distributions paid in respect of the Collateral and to exercise all voting and corporate, partnership or membership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate, partnership or membership right exercised or other action taken which, in Lender’s reasonable judgment, would impair the Collateral or which would result in any violation of any provision of the Loan Agreement or this Agreement. 7. Events of Default. The occurrence of an Event of Default under the Loan Agreement shall be an Event of Default hereunder (an “Event of Default”). 8. Rights of Lender. (a) If an Event of Default shall occur and be continuing, (i) Lender shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and partnership and membership distributions in respect of the Pledged Partnership/LLC Interests and (ii) upon ten (10) days notice to Pledgor, all shares of the Pledged Stock and the Pledged Partnership/LLC Interests may be registered in the name of Lender or its nominee, and Lender or its nominee may

6 thereafter exercise (A) all voting, corporate, partnership, membership and other rights pertaining to such shares of the Pledged Stock or Pledged Partnership/LLC Interests at any meeting of shareholders, partners or members of the applicable Issuer or Partnership/LLC or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock or Pledged Partnership/LLC Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock or Pledged Partnership/LLC Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of the applicable Issuer or Partnership/LLC, or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such shares of the Pledged Stock or the Pledged Partnership/LLC Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock or the Pledged Partnership/LLC Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. (b) The rights of Lender hereunder shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Pledgor or against any other Person which may be or become liable in respect of all or any part of the Debt or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. 9. Remedies. (a) If an Event of Default shall occur and be continuing, Lender shall exercise all rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Debt, and in addition thereto, all rights and remedies of a “secured party” under the Code. Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor, any Issuer, any Partnership/LLC or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the- counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived and released. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any

7 of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements of counsel thereto, to the payment in whole or in part of the Debt in accordance with the terms of the Loan Agreement and only after such application and after the payment by Lender of any other amount required by any provision of applicable law, need Lender account for the surplus, if any, to Pledgor. Pledgor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by them of any rights hereunder. In the event of a proposed public or private sale or other disposition of Collateral, Lender shall give Pledgor at least ten (10) days notice before such sale or other disposition. (b) To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Pledgor acknowledges and agrees that it is not commercially unreasonable for Lender (i) to fail to incur expenses deemed significant by Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (iv) to contact other persons, whether or not in the same business as Pledgor, for expressions of interest in acquiring all or any portion of the Collateral, (v) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers assets, (vi) to purchase insurance or credit enhancements to insure Lender against risks of loss collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (vii) to provide credit terms to potential purchasers to facilitate the sale of the Collateral. Pledgor acknowledges that the purpose of this Paragraph is to provide non- exhaustive indications of what actions or omissions by Pledgor would not be commercially unreasonable in Lender’s exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this Section 9 shall be construed to grant any rights to Pledgor to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 9. 10. Registration Rights; Private Sales. (a) If Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 9 hereof, and if in the opinion of Lender it is necessary or advisable to have the Pledged Stock or Pledged Partnership/LLC Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), Pledgor will cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers, partners or members, as applicable of the applicable Issuer, partnership or limited liability company to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of Lender, necessary or advisable to register the Pledged Stock or Partnership/LLC interest as applicable, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period

8 of one year from the date of the first public offering of the Pledged Stock or Partnership/LLC interest, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor agrees to cause the applicable Issuer, partnership or limited liability company to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. (b) Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Stock or Partnership/LLC interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Stock or Partnership/LLC interest for the period of time necessary to permit the applicable Issuer, partnership or limited liability company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer, partnership or limited liability company would agree to do so. (c) Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 10 valid and binding and in compliance with any and all other applicable laws. Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Lender that are not compensable in damages, that Lender will have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement. 11. Amendments, etc. With Respect to the Debt. Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against Pledgor, and without notice to or further assent by Pledgor, any demand for payment of any of the Debt made by Lender may be rescinded by Lender, and any of the Debt continued, and the Debt, or the liability of Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by Lender, and the Loan Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by Lender for the payment of the Debt may be sold, exchanged, waived,

9 surrendered or released. Lender shall not have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Debt or any property subject thereto. Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Debt and notice of or proof of reliance by Lender upon this Agreement; the Debt, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between Pledgor, on the one hand, and Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Pledgor with respect to the Debt. 12. Limitation on Duties Regarding Collateral. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor. Neither Lender nor any of its officers, directors, shareholders, employees or attorneys shall be liable for any action taken, or omitted to be taken, in good faith by it or any of them under or in connection with this Agreement or the Loan Agreement, or be responsible for any oversight or error of judgment, except that Lender may be liable for losses due to its gross negligence or willful misconduct. 13. Severability. If for any reason any provision or provisions in this Agreement are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid. 14. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. 15. No Waiver; Cumulative Remedies. Lender shall not, by any act be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. 16. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by Pledgor, the Lenders and Lender. This Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the

10 benefit of Lender and its respective successors and assigns. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. 17. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with the Loan Agreement. 18. Lender Appointed Attorney-In-Fact. Pledgor irrevocably appoints Lender as Pledgor's attorney-in-fact, with full authority in the place of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender’s discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement. The power of attorney granted pursuant to this Section 19 is a power coupled with an interest and shall be irrevocable until the Debt is indefeasibly paid in full. Without limiting the generality of the foregoing Pledgor hereby gives Lender the power and right, on behalf of Pledgor, without notice to or assent by Pledgor to file any financing statements or amendments thereto in any jurisdiction Lender deems appropriate with respect to any of the Collateral to the extent Lender may lawfully do so, and to execute and deliver in the name of Pledgor and without Pledgor's signature, to the extent it may lawfully do so, any chattel mortgage, or comparable security instrument, as Lender deems necessary or desirable for the purpose of exercising and perfecting any and all rights available to Lender at law and in equity; and Pledgor agrees to reimburse Lender for the reasonable expense of any such filing, including reasonable attorneys fees. 19. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) Pledgor shall remain liable to perform all of its duties and obligations as a partner or member of the Partnerships/LLCs to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights hereunder shall not release Pledgor from any of its duties or obligations as a partner or member of the Partnerships/LLCs, and (c) Lender shall have no obligation or liability as a partner or member of the Partnerships/LLCs by reason of this Agreement. 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK. 21. Waiver of Jury Trial, Submission to Jurisdiction. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. PLEGOR HEREBY AGREES TO WAIVE ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN

11 CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT. IN ADDITION, PLEDGOR WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTER CLAIM OF ANY NATURE OR DESCRIPTION. PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE FREELY MADE. (b) In an action commenced in the Commercial Division, New York State Supreme Court, the parties hereby agree, subject to the requirements for a case to be heard in the Commercial Division, to apply, at Administrative Agent’s election, the Court’s accelerated adjudication procedures set forth in Rule 9 of the Rules of Practice for the Commercial Division, in connection with any dispute, claim or controversy arising out of or relating to this Agreement, or the breach, termination, enforcement or validity thereof. 22. Entire Agreement; Term of Agreement. This Agreement, together with the Loan Agreement, constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof. This Agreement shall remain in effect from the date hereof through and including the date upon which all Debt shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitment terminated. [Signature Page to Follow]

12 IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written. PLEDGOR TRB AVONDALE LLC, a Delaware limited liability company, as Pledgor By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: TRB WOODLANDS LLC, a Delaware limited liability company, as Pledgor By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: COUNTY OF NEW YORK, STATE OF NEW YORK. On the ____ day of _________ in the year 20__ before me, the undersigned, a Notary Public in and for said State, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. ______________________________ Notary Public

SCHEDULE I to Pledge Agreement I. DESCRIPTION OF PLEDGED STOCK AND PARTNERSHIP/LLC INTEREST Issuer/Partnership, LLC Owners Certificate No. (if applicable) No. of Shares/Units Percentage of all Outstanding Issued Capital Stock or Partnership Avondale 212, LLC TRB Avondale LLC N/A N/A 100% Woodlands 236 LLC TRB Woodlands LLC N/A N/A 100%